SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

March 3, 2003
Date of report (Date of earliest event reported)

ON Semiconductor Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-30419	36-3840979

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

ON Semiconductor Corporation 5005 E. McDowell Road Phoenix, Arizona	85008

(Address of principal executive offices)	(Zip Code)

602-244-6321
(Registrant’s telephone number, including area code)

Item 5. Other Events and Required FD Disclosure.
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURES
EXHIBIT INDEX
EX-99.1
EX-99.2

Item 5. Other Events and Required FD Disclosure.

Attached to this Current Report as Exhibit 99.1 and Exhibit 99.2 are copies of press releases for ON Semiconductor Corporation dated March 3, 2003 titled “ON Semiconductor Completes Senior Secured Notes Offering” and “ON Semiconductor Announces Amendment to Senior Bank Facilities that Provides Greater Operational Flexibility.”

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Financial Statements of Businesses Acquired Not applicable.

(b)	Pro Forma Financial Information Not applicable.

(c)	Exhibits

Exhibit Number	Description

99.1	Press release for ON Semiconductor Corporation dated March 3, 2003 titled “ON Semiconductor Completes Senior Secured Notes Offering.”
99.2	Press release for ON Semiconductor Corporation dated March 3, 2003 titled “ON Semiconductor Announces Amendment to Senior Bank Facilities that Provides Greater Operational Flexibility.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ON SEMICONDUCTOR CORPORATION (Registrant)

Date: March 3, 2003	By:	/S/ G. SONNY CAVE

G. Sonny Cave Vice President, Secretary and General Counsel

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release for ON Semiconductor Corporation dated March 3, 2003 titled “ON Semiconductor Completes Senior Secured Notes Offering.”
99.2	Press release for ON Semiconductor Corporation dated March 3, 2003 titled “ON Semiconductor Announces Amendment to Senior Bank Facilities that Provides Greater Operational Flexibility.”

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